UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 14, 2009

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

420 Lexington Avenue
New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 15, 2009, GKK Capital LP, a Delaware limited partnership to which Gramercy Capital Corp. (the “Company”) is the general partner (the “Operating Partnership”), and Gramercy Investment QRS Corp., a wholly-owned indirect subsidiary of the Operating Partnership (“QRS”), entered into an Exchange Agreement, dated as of October 15, 2009 (the “Exchange Agreement”), with certain affiliates of Taberna Capital Management, LLC (collectively, “Taberna”), pursuant to which the Operating Partnership, QRS and Taberna agreed to exchange (the “Exchange”) $97.5 million aggregate principal amount of  junior subordinated notes of the Operating Partnership due 2035 (the “Notes”) for approximately $97.5 million face amount of previously issued CDO securities held by QRS. In connection with the Exchange, the Company paid an exchange fee to Taberna calculated as a percentage of the face amount of the Notes. As a condition precedent to the Exchange Agreement, the Operating Partnership and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”), entered into a Supplemental Indenture dated October 14, 2009 (the “Supplement”) to the  Junior Subordinated Indenture, dated as of January 30, 2009 (the “Indenture”).  The Supplement provides that, except when an event of default is continuing under the Indenture, certain covenants which restrict the Operating Partnership and its subsidiaries from declaring or paying dividends or distributions and taking certain other corporate actions during the 2009 calendar year have been eliminated and are no longer applicable to the Operating Partnership.

Copies of the Exchange Agreement and Supplement are attached hereto as Exhibit 10.1 and 10.2, respectably, and are incorporated by reference herein.  A copy of the press release announcing the Exchange is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Exhibits

(d)                   Exhibits

Exhibit No.	Description

10.1

Exchange Agreement, dated as of October 15, 2009, by and among GKK Capital LP, Gramercy Investment QRS Corp., Taberna Capital Management, LLC, Taberna Preferred Funding II, Ltd., Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd., and Taberna Preferred Funding VIII, Ltd.

10.2	Supplemental Indenture, dated as of October 14, 2009, by and between GKK Capital LP and The Bank of New York Mellon Trust Company, National Association, as Trustee.
99.1	Press release, dated October 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2009

By :	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1

Exchange Agreement, dated as of October 15, 2009, by and among GKK Capital LP, Gramercy Investment QRS Corp., Taberna Capital Management, LLC, Taberna Preferred Funding II, Ltd., Taberna Preferred Funding V, Ltd., Taberna Preferred Funding VII, Ltd., and Taberna Preferred Funding VIII, Ltd.

10.2	Supplemental Indenture, dated as of October 14, 2009, by and between GKK Capital LP and The Bank of New York Mellon Trust Company, National Association, as Trustee.
99.1	Press release, dated October 16, 2009.